
China's Pioneer
in Branded
Goat Milk Products
美可高特
Yayi International, Inc.
YYIN.OB
March 2010

# Forward-Looking Statements



Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The words "believes," "could," "estimates," "expects," "intends," "may," "projects," "should," and similar expressions, or the negatives of such terms, identify forward-looking statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the dairy markets, vulnerability of our business to general economic downturn, changes in consumer preferences, our ability to maintain or increase our market share, changes in governmental policies, negative publicity from contamination of milk powder products produced in China in 2008, changes to management or key personnel, risks associated with conducting business in China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

# Company Overview



- First mover: started goat milk business in China since 2000
- China's largest producer and distributor of goat milk products
- One of only 2 goat milk players licensed to produce infant formula in China
- High quality control - ISO9001, ISO14001 and HACCP
- Investment from SAIF Partners


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美可高特
男士营养配方



# Catalysts for Growth



**Growing per capita dairy consumption**

- China's per capita dairy consumption* was 6.8kg in 1999, and grew to 18.3 kg in 2008, 1/7 of U.S. Consumption
- Expected to reach 27 kg by 2015 and 36 kg by 2020
- Goat milk can potentially account for 3% of China's $29 billion dairy market, according to China Dairy Association

**Melamine scandal**

- The 2008 melamine scandal increased scrutiny of quality control procedures
- Expected to benefit established vertically integrated players

**Goat milk properties**

- Chinese people have been used to drinking goat milk since ancient times
- Goat milk is more easiliy digested than cow milk because of molecular make up and nutritonal properties
- Goat milk is closer to human milk in terms of protein composition, making it a suitable substitute for infants

**Favorable demographics**

- Chinese parents are more inclined to spend on their childrens nutrition due to the one-child policy enforced since the 1980s

**Source: Household Income and Expenditure Survey (HIES), State Statistical Bureau of China*

# Market Positioning



✓ **Cooperation with Trout & Partners**

Segmenting two markets in China's dairy industry: cow milk and goat milk


羊奶不仅营养好

✓ **Commercial on CCTV 1**

Most valued prime-time advertising for nationwide brand building

✓ **Expansion of distribution channels**

Further penetrating into supermarkets;
Opening online store on Taobao.com

# Distribution Network and Marketing



- Sales to distributors that serve ~3,600 retail points in 27 provinces and municipalities
  - Infant-maternity stores
  - Supermarkets and international hypermarkets
  - Drug stores
- Catalog sales
- Taobao.com
- Sales and marketing efforts focused on cities in southeastern China
- Plans to strengthen position in Tier 1 cities


Heilongjiang
Jilin
Xinjiang
Liaoning
Inner Mongolia
Beijing
Tianjin
Hebei
Shanxi
Shandong
Qinghai
Shanxi
Henan
Jiangsu
Tibet
Anhui
Shanghai
Hubei
Sichuan
Chongqing
Zhejiang
Jiangxi
Hunan
Fujian
Guizhou
Yunnan
Guangxi
Guangdong
Taipei
Hongkong
Hainan

WAL*MART Carrefour TESCO



# Product Offerings



**10 formula products under the "Milk Goat" product brand**

## Three Main Consumer Segments

### Infant Formula Products

- ✓ Infant formula (0-6 months)
- ✓ Infant formula (6-12 months)

### Children aged 1-7 years



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美可高特

- ✓ Milk powder for toddlers
- ✓ Milk powder for children (aged 3-7 years)

### Adolescents & Adults

- ✓ Milk powder products for different target groups:
  - ✓ students
  - ✓ seniors
  - ✓ women
  - ✓ men
  - ✓ pre- and post-natal women



羊奶粉
美可高特

- ✓ Gift packaging



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美可高特

# Vertically Integrated Production Process



**Vertically integrated production process helps ensure quality of end products**

## Collection of Raw Goat Milk
Weinan, Shaanxi

**Dairy Farms**

9,418 MT raw goat milk in total in FY 2009; 41% of goat milk requirements supplied by 5 dairy farms in FY 2009

**Collection and Extraction Centers**

Cooperates with 50 out of 500 collection centers in Weinan, Shaanxi

**Raw Goat Milk Inspection**

## Production Process
Spray drying facility in Shaanxi; production facility in Tianjin

**Raw Goat Milk Pre-processing**

**Pasteurization**

**Vacuum Concentration**

**Spray Drying**

One proprietary spray drying facility and two OEM processors

**Cooling**

## Packaging and Delivery
Packaging line and warehouse in Tianjin

**Filtration**

**Packaging**

**Warehouse Storage**

**Inspection**

**Distribution**

Own production facilities have **ISO9001** Quality Management System Certification， **IS014001** Environmental Management System Certificate, **HACCP certificate** and China Green Food Standards Certificate

# Raw Milk Base in Shaanxi



**Shaanxi Fuping Milkgoat Co., Ltd.**

***Goat milk powder processor***



**Dairy goat breeding center**



**Dairy goat farm**



**New processing facility in Weinan**
**Under construction**



| | |
|---|---|
| New processing facility | 86,000 m$^2$ |
| Expected production start | Year-end 2010 |
| Expected production capacity increase | 400% |
| Total CapEx for Phase 1 | $8 million |

# Facilities in Tianjin



Tianjin Yayi Industrial Co., Ltd.


中国羊奶
第一品牌

**Current processing capacity:**

| | |
|---|---|
| Milk powder | ~3,400 MT/year |

New production center in Tianjin

*To commence operation 1H 2010*



| | |
|---|---|
| New production facility | 30,000 m², four production lines |
| Expected trial production start | Q2 2010 |
| Milk powder per year | ~ 13,000 MT |
| Total CapEx for Plant | $20.9 million |

# Management Team



**Ms. Li Liu**
**Chairwoman and CEO**

- Founded Yayi and has served as Chairwoman of the Board, CEO, and General Manager since 1994
- EMBA from Tsinghua University and a medical degree from Tianjin Medical University

**Ms. Veronica Chen**
**CFO**

- Joined Yayi in February 2010
- 20 years in accounting and finance
- Prior CFO to China Natural Gas (CHNG), China Valves Technology (CVVT) and Origin Agritech (SEED)
- Senior finance positions at iKang Healthcare, eLong (LONG), and Eli Lilly China
- CPA, Ph.D. and MBA

**Mr. Jacky Shek**
**Executive Director and VP**

- Has served as Executive Director and Deputy General Manager since 2000, responsible for Yayi's sales network and market development
- Former Director of Sales for P&G Taiwan
- Graduated from Boston University, USA

**Mr. Changzhong Wang**
**Director of Production**

- Joined Yayi in September 2009; prior to that served as Chief Engineer for production at Synutra International Incorporation, a PRC-based dairy company listed on NASDAQ
- Graduated from Harbin Institute of Technology.



# Financial Summary

# Equity Snapshot



| | |
|---|---|
| Ticker Symbol: | YYIN.OB |
| Stock Price (2/16/10): | $3.19 |
| Shares Outstanding (10/31/09): | 25.0 million |
| Market Cap (2/16/10): | $79.75 million |
| Revenue (ttm) | $24.8 million |
| Adjusted Net Income (ttm) | $6.1 million |
| Adjusted EPS (ttm) | $0.25 |
| P/E (ttm) | 13.0X |
| P/S (ttm) | 3.2X |
| P/B (mrq) | 7.9X |
| Fiscal Year End | October 31 |

# Revenue Analysis



## Revenue Breakdown by Consumer Group FY 2009



36%
41%
3%
20%
Infants (0-1 year)
Toddlers (1-3 years)
Young children (3-7 years)
Adolescents and adults



$ million
70
60
50
40
30
20
10
0
CAGR 38.9%
43.9 ~ 58.6
24.8
21.8
14.3
2007
2008
2009
2010E*

** Management estimates*

# Profitability Profile



## Increasing Gross Profit and Improving Margin



18
16
14
12
10
8
6
4
2
0
69%
68%
67%
66%
65%
64%
63%
62%
61%
60%
64.9%
9.3
14.2
65.1%
67.7% 16.8
2007
2008
2009

## High Adjusted Net Income and Margin



7
6
5
4
3
2
1
0
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
30.3%
4.3
25.2%
5.5
24.7%
6.1
2007
2008*
2009*

*Excluding merger expenses for FY 2008 and non-cash expenses including write-off of total debt discount and deferred financing costs on convertible debt, and interest expenses on a convertible note for FY 2008 and FY 2009. Please see reconciliation table at the end of this presentation for full reconciliation of adjusted net income.*

# Investment Highlights



1. The leading producer of goat milk products in China with significant first-mover advantage
2. An inflection point this year for explosive growth with marketing, distribution and capacity expansion initiatives
3. Long-term industry growth drivers intact within China's $29 billion dairy market
4. Favorable post-melamine scandal regulatory environment and increased awareness of the benefits of goat milk

# Contact Us



Yayi International, Inc.
No.9, Xingguang Road,
Northern Industrial
Park of Zhongbei Town, Xiqing District,
Tianjin 300384, China

Veronica Chen, CFO
Tel: +86-22-5862-0764
Email: vjchen36@hotmail.com

Investor Relations
CCG Investor Relations
Crocker Coulson, President
Tel: (646) 213-1915
crocker.coulson@ccgir.com
www.ccgirasia.com

Auditor
Morison Cogen LLP

Legal Counsel
Pillsbury Winthrop
Shaw Pittman LLP

# Appendix: Summary Income Statement



| | FY 2009 | FY 2008 |
|---|---|---|
| Net sales | 24,845,685 | 21,791,268 |
| Gross profit | 16,820,676 | 14,190,814 |
| Advertising and promotion expenses | 1,956,512 | 1,723,569 |
| Salaries | 1,606,774 | 1,333,775 |
| Other SG&A | 3,586,607 | 2,735,313 |
| Commission | 432,642 | 405,146 |
| R&D Expenses | 150,101 | 111,309 |
| Operating Profit | 9,088,040 | 7,881,702 |
| Other Income (Expense) | -1,491,027 | -4,422,539 |
| Net Income* | 5,395,981 | 1,825,217 |

**FY 2008 figures include $3.5 million in merger expenses*

# Appendix: Summary Balance Sheet



| | October 31, 2009 | October 31, 2008 |
|---|---|---|
| Cash and Cash Equivalents | 10,368,213 | 891,278 |
| Accounts Receivable | 3,037,667 | 2,603,078 |
| Inventory | 2,506,310 | 3,329,776 |
| Total Current Assets | 35,668,525 | 13,076,297 |
| Property, Plant and Equipment | 3,698,981 | 2,580,385 |
| Total Assets | 41,849,142 | 19,544,370 |
| Short-term Loans | 6,468,497 | 5,274,996 |
| Current portion of long term liabilities | 1,227,459 | 34,089 |
| Total Current Liabilities | 17,456,952 | 13,928,526 |
| Long-term Liabilities | - | 839,558 |
| Total Liabilities | 17,456,952 | 14,768,084 |
| Preferred Stock | 14,264,871 | - |
| Shareholders' Equity | 10,127,319 | 4,776,286 |

# Appendix: Reconciliation of Adjusted Net Income



| | FY 2009 | FY 2008 |
|---|---|---|
| **Reported net income** | **5,395,981** | **1,825,217** |
| Merger costs | - | 3,456,784 |
| **Adjusted net income** | **5,395,981** | **5,282,001** |
| | | |
| Write-off of liquidated damages | 140,000 | - |
| Write-off on debt issuance costs and accretion of debt discount from warrants and embedded derivatives | 487,821 | 157,304 |
| Interest on convertible note | 104,001 | 42,179 |
| **Adjusted net income available to common shareholders** | **6,127,802** | **5,481,484** |
| Diluted weighted average number of shares outstanding | 25,000,000 | 24,441,031 |
| **Adjusted net income available to common shareholders per diluted shares** | **0.25** | **0.22** |

# Appendix: Capital Structure



| Common stock outstanding as of October 31, 2009 | 25,000,000 |
|---|---|
| Series A Preferred Stock* | 15,306,120 |
| Convertible Note** | 1,348,148 |
| **Warrants issued:** | |
| Series A Warrants | 601,900 |
| Series B Warrants | 2,148,148 |
| Series C Warrants | 185,185 |
| Series D Warrants | 144,448 |
| Series E Warrants | 250,000 |
| | 3,329,681 |
| **Balance as of October 31, 2009** | **44,983,949** |

** Referring to 1,530,612 preferred shares with a conversion rate of 1:10*

*** Referring to a principal of $1,300,000 and accrued interest of $156,000, convertible into common shares at $1.08 a share. The notes were converted into 1,296,275 common shares in December 2009.*

*Warrants have a weighted average contractual life of 2.10 years and exercise prices ranging between $0.98 and $1.08*

# Appendix: China's Dairy Market



## China's Total Dairy Consumption (million MT)



CAGR 12.6%
14
16
17.5
19.5
22.5
25.6
29.6
34.7
0
5
10
15
20
25
30
35
40
2003
2004
2005
2006
2007
2008E
2009E
2010E
Yogurt
Powder
Milk
Milk beverage

## China's Infant Formula Market ($ billion)



CAGR 20.8%
1.2
3.0
7.7
0
1
2
3
4
5
6
7
8
9
2002
2007
2012 E

Potentially larger than the U.S. market

**Goat milk can potentially account for 3% of China's $29 billion dairy market**

*Sources: KPMG, Euromonitor, China Dairy Association*

# Appendix: Benefits of Goat Milk as a Substitute



## Easier Digestion

- Suitable for individuals with cow milk protein intolerance (CMPI)
- Goat milk has smaller molecules of lactose and fat globules than cow milk
- More medium chain triglycerides (MCT) than cow milk



*1 Aliaga et al (2000), Park et al (1986), Barrionuevo et al (2002)*

## Higher Nutritional Value

- Richer in iron, calcium and protein than cow milk
- Several studies[1] show that goat milk offers superior micronutrient absorption compared with cow milk

## Benefits for Infants

- Milk casein profile of goat milk closer to that of human milk
- A high concentration of Epidermal Growth Factor (EGF), a beneficial component of human milk that is low in cow milk
- Closer to human milk in terms of fat content, acidity, and Vitamin A content

# Appendix: Competitive Landscape



**Yayi's products sell at a premium of 50% compared with domestic cow milk brands and approximately 15-20% compared with international cow milk brands**

## International infant formula producers

***Abbott:*** Multinational pharmaceutical company with Similac-branded infant formula

***Danone:*** Multinational company Dumex-branded infant formula

***Wyeth:*** Multinational pharmaceutical company with S-26 branded infant formula

## International goat milk producers

***Karihome:*** New Zealand-originated company with goat milk based infant formula, whole milk powders and goat milk tablets under the Karihome brand

## Domestic infant formula producers

***American Dairy (ADY):*** Heilongjiang-based company with Firmus branded infant formula

***Synutra (NASDAQ:SYUT):*** Qingdao-based company with Synutra branded infant formula

***Yashili Group:*** Guangdong-based company with Yashili branded infant formula

## Other domestic goat milk producers

***Dalian Jiuyang:*** Dalian-based company with un-branded liquid goat milk products

***Shaanxi Red Star:*** Shaanxi-based company with Meiling branded powered goat milk series

# Appendix: Post-Melamine Scandal Regulatory Environment



October 2008: State Council promulgated *Regulation on the Supervision and Administration of the Quality and Safety of Dairy Products*

| | |
|---|---|
| **Supply of Raw Milk** | ✓ Dairy processors are encouraged to build their own milk source base, build or acquire stake in scalable dairy farms and breeding communities, build their own milk collection stations or acquire existing ones |
| **Barriers to Entry** | ✓ Only one milk processing plant is allowed on a ranch within the radius of 60 km<br>✓ New and Expansion projects have to meet rigorous thresholds in terms of processing capacity and contribution from processor-controlled raw milk sources |
| **Quality Control** | ✓ Support the technological upgrade of dairies<br>✓ Introduce independent 3rd parties to test raw milk quality<br>✓ Implement HACCP, GAP or GMP quality certified systems<br>✓ The Food Safety Act was enacted in June 2009 |

Yayi has a proprietary raw milk base, a well established industry position, and a vertically integrated quality control system